                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-94753) of Dean Foods Company of our report dated June 10, 1995 appearing on page 4 of the Annual Report of Deans Foods Company Investment and Profit Sharing Plan on Form 11-K for the year ended December 31, 1995.





Price Waterhouse LLP


Chicago, Illinois
June 28, 1996